SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No.___ )

Filed by the Registrant                     [x]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

     [x]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           U.S. GLOBAL ACCOLADE FUNDS
                              EASTERN EUROPEAN FUND
                (Name of Registrant as Specified In Its Charter)

                                 Not applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     [x]  No fee required

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          0-11
          (1)  Title of each class of securities to which transaction applies:
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               the filing fee is calculated and state how it was determined):
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     [ ]  Fee paid previously with preliminary materials.

     [ ]  Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
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
                                                   -----------------------------
                                                   PRELIMINARY NOTICE OF MEETING
                                                   -----------------------------

                           U.S. GLOBAL ACCOLADE FUNDS
                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS 78229


                          NOTICE OF SPECIAL MEETING OF
                   SHAREHOLDERS OF U.S. GLOBAL ACCOLADE FUNDS


                              EASTERN EUROPEAN FUND


Dear Shareholder:

A special meeting of shareholders of the Eastern European Fund (Fund), a series of U.S. Global Accolade Funds, a Massachusetts business trust (Trust), will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on August 12, 2002, at 4:00 p.m. Central daylight time, for the following purposes:

   1. To change the Fund's classification under the Investment Company Act of 1940, as amended, (1940 Act) from diversified to non-diversified, and

   2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Fund's Board of Trustees has concluded that it would be in the best interests of the Fund and its shareholders to change the Fund's classification under the 1940 Act from diversified to non-diversified. The proposed change is designed to provide the Fund's subadviser with more flexibility in managing the Fund's assets. The proposed change is fully discussed in the proxy statement.

Shareholders of record at the close of business on July 2, 2002, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

The vote of every shareholder is important. When shareholders do not vote, the fund incurs additional expenses to pay for follow-up mailings and telephone calls. Please take a few minutes to review this proxy statement and sign, date, and return the proxy card in the enclosed postage-paid envelope.

If you have questions or comments, contact the undersigned at any time (1-800-873-8637 or 210-308-1234).



                                      Susan B. McGee
                                      Secretary of the Trust

Dated: July 11, 2002

                                                     ---------------------------
                                                     PRELIMINARY PROXY STATEMENT
                                                     ---------------------------

                           U.S. GLOBAL ACCOLADE FUNDS
                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS 78229

                     PROXY STATEMENT FOR SPECIAL MEETING OF
                   SHAREHOLDERS OF U.S. GLOBAL ACCOLADE FUNDS

                              EASTERN EUROPEAN FUND

                                  INTRODUCTION

This proxy statement is furnished to shareholders of the Eastern European Fund
(Fund), a series of U.S. Global Accolade Funds, a Massachusetts business trust (Trust). This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Trust to be used at a special meeting of shareholders to be held in the first floor board room at 7900 Callaghan Road, San Antonio, Texas 78229, on August 12, 2002, at 4:00 p.m. local time, or at any adjournments thereof.

This proxy statement and the accompanying proxy were mailed to shareholders on or about July 11, 2002. Shareholders of record at the close of business on July 2, 2002, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

On July 2, 2002, there were [__] shares of the Eastern European Fund outstanding, with each full share outstanding entitled to one full vote and each fractional share outstanding entitled to a proportionate share of one vote.


                             PURPOSE OF THE MEETING

The Board of Trustees has concluded that it would benefit the Fund and its shareholders to amend the Fund's classification as a diversified fund and permit the Fund to be classified as non-diversified under the Investment Company Act of 1940, as amended (1940 Act). The purpose of this meeting is to consider and vote on the proposed change and to consider and act upon any other matters that may properly come before the meeting or any adjournments thereof.

All shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions received, if any; and if no instructions are given, the proxy will be voted for approval of the proposal. The Board of Trustees does not know of any action to be considered at the meeting other than the proposal to classify the Fund as non-diversified, which is discussed more fully in the following proxy statement.

The proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Trust, 7900 Callaghan Road, San Antonio, TX 78232, or by voting in person at the meeting.

In addition to the solicitation of proxies by mail or by any other means of communication, officers and employees of the Trust and U.S. Global Investors, Inc. (U.S. Global or the Adviser), without additional compensation, may solicit proxies in person or by telephone or other means of communication. The cost of the solicitation of proxies by the Board of Trustees of the Trust for this meeting of shareholders will be borne by the Fund and will include any reimbursement paid to fiduciaries, brokerage firms, nominees, and custodians for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

THE FUND WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORT. SHAREHOLDERS CAN MAKE THEIR REQUESTS BY (1) CALLING 1-800-873-8637, (2) WRITING TO THE FUND AT 7900 CALLAGHAN ROAD, SAN ANTONIO, TX 78232, OR (3) SENDING AN E-MAIL REQUEST TO HTTP://WWW.USFUNDS.COM. IF SEVERAL SHAREHOLDERS LIVING AT THE SAME ADDRESS RECEIVE ONLY ONE COPY OF THE PROXY MATERIALS, THEY SHOULD CONTACT THE FUND TO REQUEST ADDITIONAL SETS.


                       PRINCIPAL SHAREHOLDERS OF THE FUND

On July 2, 2002, the officers and Trustees of the Trust owned less than 1 percent of the outstanding shares of the Fund. Charles Schwab & Co., Inc. held [__________] or [__] percent of the Fund as record holder and not as beneficial owner. Additionally, [ BENEFICIAL OWNERS OF 5% OF MORE - NAME AND ADDRESS ] held [ NUMBER OF SHARES ] or [__] percent of the Fund as beneficial owner. No other shareholders held more than 5 percent on that date.

THE ADVISER AND SUBADVISER. U.S. Global Investors, Inc., a Texas corporation with its principal executive offices located at 7900 Callaghan Road, San Antonio, Texas 78229, is the investment adviser to the Fund. U.S. Global has contracted with Charlemagne Capital Ltd. (Subadviser) located at Ugland House, South Church Street, Georgetown, Grand Cayman, with offices at 16-18 Ridgeway Street, Douglas, Isle of Mann, United Kingdom, to provide portfolio management services.

THE PRINCIPAL UNDERWRITER. U.S. Global Brokerage, Inc. (U.S. Global Brokerage), a wholly owned subsidiary of U.S. Global, is a Texas corporation with its principal executive offices at 7900 Callaghan Road, San Antonio, Texas, 78229. U.S. Global Brokerage is the principal underwriter and distributor of the U.S. Global Accolade Funds.


                      PROPOSAL ONE - NON-DIVERSIFIED STATUS

DIVERSIFICATION. Under the 1940 Act, every registered investment management company is required to be classified as either diversified or non-diversified. An investment company that is classified as diversified may not change its classification without shareholder approval.

Currently, the Fund is classified as diversified under the 1940 Act. As a diversified company, the Fund is required to comply with the following requirement (Diversification Requirement):

     At least 75 percent of the Fund's total assets will consist of securities (broadly defined) and cash. Within this 75 percent basket, the securities of any one issuer do not amount to any more than 5 percent of the value of the Fund's total assets or 10 percent of the outstanding securities of that issuer.

In effect, the Diversification Requirement requires the Fund, with respect to 75 percent of its total assets, to invest in a broad array of securities. The remaining 25 percent of the total assets may exceed the limits discussed above.

If Proposal One is approved, the Fund will no longer be subject to the Diversification Requirement. Accordingly, the Fund will be allowed to invest, without limitation, in the securities of any single issuer, subject to certain limitations of the Internal Revenue Code, as described more fully below. The Fund's assets may be invested in fewer securities than would be required of a diversified fund.

RATIONALE FOR THE CHANGE. The Eastern European Fund seeks to achieve its objective of long-term growth of capital by concentrating its investments in companies located in the emerging markets of Eastern Europe. However, because of the Diversification Requirement, the Fund currently may not invest more than the 5 percent and 10 percent limits discussed above.

The Subadviser believes that, over the long term, it can maximize growth of capital by employing a flexible strategy of under-weighting and over-weighting holdings relative to an appropriate benchmark index of the Eastern European region, such as the MSCI Emerging Markets Eastern European Index (MSCI EE Index). The MSCI EE Index is a capitalization-weighted index that monitors the performance of emerging market stocks from all of the countries comprising the Eastern European region. The diversification restriction, however, limits the Subadviser's ability to implement such a strategy. For example, the index's current weighting is 55 percent in Russian stocks, with four of the Russian stocks accounting for 50 percent of the index and one issue alone accounting for 20 percent of the index.

Additionally, elimination of the diversification requirement will ensure that the Subadviser will be able to better manage the liquidity and cash flow of the Fund. These flows have become more volatile in the recent months. In the Eastern European region, the cost of trading is generally very high; however, some stocks, on various exchanges, have lower transaction costs and higher trading volumes, which facilitate the trading process.

The Subadviser believes that it would be in the best interests of the Fund and its shareholders to eliminate the diversification restriction in order to allow the Subadviser to more ably structure the Fund's portfolio to reflect the performance and risk parameters of various sectors of the Eastern European region, as reflected by the MSCI EE Index, or other benchmarks that may be more appropriate from time to time.

RISK. If the Fund becomes non-diversified, the Fund's portfolio may include the securities of a smaller total number of issuers than if the Fund were diversified. Changes in the financial condition or market assessment of a single issuer may, therefore, cause greater fluctuation and volatility in the Fund's total return or asset valuation than if the Fund were required to hold smaller positions of the securities of a larger number of issuers. In addition, the Eastern European Fund is particularly vulnerable to risks specific to foreign investing. These risks include currency fluctuation and less public disclosure, as well as economic and political risk.

DIVERSIFICATION FOR TAX PURPOSES. Although the Fund seeks non-diversified status within the meaning of the 1940 Act, the Fund intends to continue to qualify as a regulated investment company (RIC) for Federal income tax purposes. To qualify as a RIC, the Fund must satisfy the diversification requirements of the Internal Revenue Code. These requirements include a 50 percent and a 25 percent test.

The 50 percent test requires that at the end of each quarter of the taxable year, at least 50 percent of the value of the RIC's total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities. For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5 percent of the value of the investment company's total assets or more than 10 percent of the issuer's outstanding voting securities. The 25 percent test requires that at the end of each quarter of its taxable year, not more than 25 percent of a RIC's total assets may be invested in the securities of any one issuer, except for the securities of the U.S. Government or other RICs. Compliance with these tax diversification requirements may limit, from time to time, the extent to which the Fund may be able to pursue a non-diversified investment strategy.

BOARD CONSIDERATION. The Board of Trustees unanimously approved a proposal to present for shareholder vote the change of the Fund's classification to non-diversified under the 1940 Act. The Trustees considered a variety of factors, including the information described above, and concluded that the proposed change would be in the best interests of the Fund and its shareholders.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF PROPOSAL ONE.


                                  REQUIRED VOTE

Approval of Proposal One for the Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act, which means the lesser of (1) a majority of the outstanding shares of the Fund or (2) 67 percent or more of the shares of the Fund represented at the special meeting if more than 50 percent of the outstanding shares of the Fund are present or represented by proxy at the meeting. Abstentions and proxies with respect to shares held by a broker or other nominees that are not voted because the nominee lacks discretionary authority to vote the shares will have the effect of no votes.

If at the announced time of the meeting insufficient votes have been received to approve the proposal, the meeting may be adjourned to one or more later dates to allow time to solicit additional proxies sufficient to approve the proposal. It is anticipated that the persons designated as proxies will vote proxies in favor of such a motion to adjourn the meeting to a later date if believed to be in the best interests of shareholders.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

Since the Fund does not hold annual shareholder meetings, the anticipated date of the next special shareholder meeting, if any, cannot be provided. Shareholders will be provided reasonable prior notice of the next special meeting of shareholders.


                                  OTHER MATTERS

No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Fund.

The foregoing notice and proxy statement are sent by order of the Board of Trustees.

                                 Susan B. McGee




                             Secretary of the Trust



Dated: July 11, 2002

                                                       -------------------------
                                                       PRELIMINARY FORM OF PROXY
                                                       -------------------------

                                      PROXY
                           U.S. GLOBAL ACCOLADE FUNDS
                 7900 CALLAGHAN ROAD - SAN ANTONIO, TEXAS 78229

                              EASTERN EUROPEAN FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Susan B. McGee and Teresa A. Oxford with full power of substitution to act for and on behalf of the undersigned all shares of the Eastern European Fund (Fund), a series of U.S. Global Accolade Funds, which the undersigned would be entitled to vote if personally present at the special meeting of the shareholders of the Fund to be held on August 12, 2002, at 7900 Callaghan Road, San Antonio, Texas 78229.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished in connection with the meeting and hereby instructs said proxies to vote said shares as indicated hereon. The proxies present and acting at the meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

IF A CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. In their discretion, the proxies are authorized to vote upon such business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR Proposal One. This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            VOTE ON REVERSE --->

PROXY - U.S. GLOBAL ACCOLADE FUNDS -
EASTERN EUROPEAN FUND                                  FOR    AGAINST    ABSTAIN

1. Change the Fund's classification under the          [ ]      [ ]        [ ]
   Investment Company Act of 1940, as amended, from diversified to non-diversified.

2. Transact such other business as may properly
   come before the meeting or any adjournment          [ ]      [ ]        [ ]
   thereof.

                                        ----------------------------------------
                                        Date

                                        Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If a corporation, sign in the full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.



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                                        Signature



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                                        Signature